Franklin Government Securities Trust

Statement of Investments in Securities and Net Assets, December 31, 1996




   Face                                                                  Value
  Amount                                                                (Note 1)
  -------                                                              ---------
             Long Term Investments  97.0%
             Government National Mortgage Association
             (GNMA)
$ 897,636    GNMA I, SF, 6.00%, 11/15/23                              $  834,241
2,502,899    GNMA I, SF, 6.50%, 10/15/23 - 03/15/24                    2,391,055
2,979,823    GNMA II, SF, 6.50%, 05/20/24 - 03/20/26                   2,828,042
2,942,168    GNMA I, SF, 7.00%, 10/15/22 - 10/15/23                    2,882,410
2,362,556    GNMA II, SF, 7.00%, 09/20/25 - 02/20/26                   2,299,804
2,492,540    GNMA I, SF, 7.50%, 06/15/17 - 04/15/24                    2,497,221
1,859,633    GNMA II, SF, 7.50%, 07/20/23 - 07/20/26                   1,851,499
2,763,743    GNMA I, SF, 8.00%, 02/15/17 - 11/15/24                    2,822,481
  298,328    GNMA II, SF, 8.00%, 10/20/16 - 08/20/26                     302,431
  396,337    GNMA I, SF, 8.25%, 04/15/25                                 407,857
1,054,135    GNMA I, SF, 8.50%, 03/15/20 - 07/15/22                    1,093,008
  302,736    GNMA I, SF, 9.00%, 06/15/16 - 11/15/21                      319,387
  600,795    GNMA I, SF, 9.50%, 10/15/09 - 10/15/21                      649,803
  222,800    GNMA II, SF, 9.50%, 04/20/25                                238,744
  967,357    GNMA I, SF, 10.00%, 03/15/16 - 08/15/21                   1,061,977
   63,826    GNMA II, SF, 10.00%, 12/20/18 - 08/20/20                     69,434
  108,952    GNMA II, SF, 10.50%, 09/20/15 - 02/20/21                    119,545
                                                                      ----------
                       Total Long Term Investments
 (Cost $22,901,998)...........................................        22,668,939
                                                                      ----------
             aReceivables from Repurchase Agreements 2.3%
  513,024    Joint Repurchase Agreement, 6.59%, 01/02/97
              (Maturity Value $522,108) (Cost $521,917)
              Aubrey G. Lanston & Co., Inc.,
              (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 6.00% - 8.625%,
               08/15/97 - 09/30/98
              Bear, Stearns & Co., Inc., (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 5.125% - 8.75%,
               10/15/97 - 06/30/01
              CIBC Wood Gundy Securities Corp.,
              (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 5.75% - 6.25%,
               07/31/98 - 12/31/98
              Daiwa Securities America, Inc.,
              (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 6.00% - 9.125%,
               05/15/97 - 08/15/01
              Donaldson, Lufkin & Jenrette Securities Corp.,
              (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 6.00% - 8.875%,
               11/15/97 - 11/15/01
              SBC Warburg, Inc., (Maturity Value $64,105)
              Collateral: U.S. Treasury Notes, 6.25% - 7.875%,
               01/15/98 - 04/30/01
              The Nikko Securities Co. International, Inc.,
              (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 6.25% - 8.75%,
               08/15/00 - 04/30/01
              UBS Securities, L.L.C., (Maturity Value $65,429)
              Collateral: U.S. Treasury Notes, 6.25% - 8.50%,
               06/30/98 - 05/31/01...............................       521,917
                                                                     -----------
               Total Investments
                    (Cost $23,423,915)  99.3%....................    23,190,856
               Other Assets and Liabilities,
                    Net  0.7%....................................       173,691
                                                                     -----------
               Net Assets  100.0%................................   $23,364,547
                                                                     ===========

              At December 31, 1996, the net unrealized
              depreciation based on the cost of investments
              for income tax purposes of $23,423,915 was as
              follows:
              Aggregate gross unrealized appreciation for
               all investments in which there was an excess
               of value over tax cost............................. $    192,884
              Aggregate gross unrealized depreciation for all
               investments in which there was an excess of
               tax cost over value................................     (425,943)
                                                                     -----------
              Net unrealized depreciation.........................   $ (233,059)
                                                                     ===========

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
SF     - Single Family

aFace amount for repurchase agreements is for the underlying collateral. See
Note 1(e) regarding repurchase agreement.

The accompanying notes are an integral part of these financial statements.




Franklin Government Securities Trust

Statement of Assets and Liabilities
December 31, 1996


ASSETS:
 Investments in securities, at value
 (identified cost $22,901,998)                       $22,668,939
 Receivables from repurchase agreements,
  at value and cost                                      521,917
 Cash                                                     63,588
 Interest Receivable                                     141,275
                                                     ------------
      Total assets                                    23,395,719
                                                     ------------
LIABILITIES:
 Payables:
  Management fees                                         14,545
  Accrued expenses and other liabilities                  16,627
                                                     ------------
      Total liabilities                                   31,172
                                                     ------------
NET ASSETS, at value                                 $23,364,547
                                                     ------------

Net assets consist of:
 Undistributed net investment income                 $ 1,578,168
 Net unrealized depreciation on investments             (233,059)
 Accumulated net realized loss                          (190,015)
 Capital shares                                       22,209,453
                                                    -------------
Net assets, at value                                 $23,364,547
                                                    =============
Shares outstanding                                     1,775,096
                                                    =============
NET ASSET VALUE per share ($23,364,547 : 1,775,096)       $13.16
                                                    =============

Statement of Operations
for the year ended December 31, 1996
INVESTMENT INCOME:
 Interest                                               $1,743,912
EXPENSES:
 Management fees (Note 5)                      $148,596
 Professional fees                               15,326
 Custodian fees                                     489
 Reports to shareholders                          1,067
 Other                                            1,234
 Management fees waived by manager (Note 5).     (1,037)
                                             ------------
      Total expenses                                      165,675
                                                        ----------
Net investment income                                   1,578,237
                                                        ----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss                                      (60,516)
  Net unrealized depreciation                           (555,519)
                                                       -----------
Net realized and unrealized loss on investments         (616,035)
                                                       -----------
Net increase in net assets resulting from operations   $ 962,202
                                                       ===========


Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                                     1996        1995
                                                   ---------   ---------
INCREASE IN NET ASSETS:
Operations:
 Net investment income                           $ 1,578,237  $ 1,246,624
 Net realized loss from security transactions        (60,516)     (21,303)
 Net unrealized appreciation (depreciation) on
 investments                                        (555,519)   1,661,836
                                                    ---------   ---------
      Net increase in net assets resulting from
 operations                                          962,202    2,887,157
Distributions to shareholders from undistributed
 net investment income                            (1,246,655)  (1,086,914)
Increase in net assets from capital share
 transactions (Note 2)                             1,157,887    5,448,492
                                                   ---------    ---------
      Net increase in net assets                     873,434    7,248,735
NET ASSETS:
 Beginning of year                                22,491,113   15,242,378
                                                   ---------   ---------
 End of year (including undistributed net
 investment income of $1,578,168 - 1996 and
 $1,246,586 - 1995)                              $23,364,547  $22,491,113
                                                  ==========   ==========


The accompanying notes are an integral part of these financial statements.



Franklin Government Securities Trust


Notes to Financial Statements


1. Significant Accounting Policies
Franklin Government Securities Trust (the Trust) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. Shares of the Trust are sold only to a separate account of Aetna Life Insurance and Annuity Company (Aetna) to fund the benefits of variable annuity contracts issued by Aetna. The Trust seeks to earn income in obligations of the U.S. government or its agencies or instrumentalities.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Security Valuation: Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

  b. Income Taxes: The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

  c. Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

  d. Investment Income, Expenses and Distributions: Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

  e. Repurchase Agreements: The Trust may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Trust based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Trust to the seller, collateralized by underlying U.S. government securities, which are delivered to the Trust's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Trust, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Trust had been entered into on that date.

  f. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

2. Trust Shares
At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Trust's shares were as follows:

                           1996                    1995
                   --------------------    --------------------
                   Shares      Amount      Shares       Amount
                   -------    ---------    -------     ---------
Shares sold        369,844   $4,839,840    550,647   $7,098,487
Shares issued
  in reinvest-
ment of dis-
tributions         100,618    1,246,655     85,651    1,086,914
Shares
  redeemed        (380,636)  (4,928,608)  (215,498)  (2,736,909)
                   -------    ---------    -------     ---------
Net increase        89,826   $1,157,887    420,800   $5,448,492
                   =======    =========    =======     =========

3. Capital Loss Carryovers
At December 31, 1996, for tax purposes, the Trust had capital loss carryovers as follows:

Expiring in:  2001                                 $ 49,613
              2002                                   58,583
              2003                                   21,303
              2004                                   53,398
                                                    -------
                                                   $182,897
                                                    =======

In addition, from November 1, 1996 through December 31, 1996 the Fund incurred approximately $7,118 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

For tax purposes, the aggregate cost of securities and unrealized depreciation of the Trust are the same as for financial statement purposes at December 31, 1996.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1996 aggregated $4,622,639 and $2,320,021, respectively.

5. Transactions with Affiliates and Related Parties
  a. Management Agreement: Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Trust and receives fees computed monthly on the daily average net assets of the Trust as follows:

   Annualized
    Fee Rate    Average Daily Net Assets
    ---------   ---------------------------------------
    0.625%      First $100 million
    0.50%       Over $100 million, up to and including $250 million
    0.45%       Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion. Advisers agreed in advance to waive a portion of its management fees, as noted in the Statement of Operations.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on the average daily net assets. It is not a separate expense of the Fund.

  b. Distribution Plans: The management agreement between the Trust and Advisers includes a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. However, no payments were made by the Trust as a result of the plan for the year ended December 31, 1996.


6. Financial Highlights
Selected data for each share of beneficial interest outstanding throughout the period are as follows:

                                                                                              Year Ended December 31,
                                                                    1996         1995         1994         1993          1992
                                                                 -----------   --------     --------     --------      --------
Per Share Operating Performance
 Net asset value at beginning of period                           $13.35       $12.05       $13.30       $13.26        $13.01
                                                                 -----------   --------     --------     --------      --------
 Net investment income                                              0.84         0.67         0.85         0.65          0.80
 Net realized & unrealized gain (loss) on securities               (0.3396)      1.4216      (1.3463)      0.3385        0.1602
                                                                 -----------   --------     --------     --------      --------
      Total from investment operations                              0.5004       2.0916      (0.4963)      0.9885        0.9602
                                                                 -----------   --------     --------     --------      --------
Less distributions from:
 Net investment income                                             (0.6904)     (0.7916)     (0.7537)     (0.7459)      (0.7102)
 Capital gains                                                       --           --         --           (0.2026)        --
                                                                 -----------   --------     --------     --------      --------
 Total distributions                                               (0.6904)     (0.7916)     (0.7537)     (0.9485)      (0.7102)
                                                                 -----------   --------     --------     --------      --------
 Net asset value at end of period                                 $13.16       $13.35       $12.05       $13.30        $13.26
                                                                 ===========   ========     ========     ========      ========

Total Return+                                                       4.07%       17.70%       (3.75)%       7.59%         7.66%

Ratios/Supplemental Data
 Net assets at end of period (in 000's)                            $23,365      $22,491      $15,242      $16,568       $11,815
 Ratio of expenses to average net assets                            0.70%        0.62%        0.63%        0.62%         0.29%
 Ratio of expenses to average net assets (excluding waiver by
 Manager) - Note 5                                                  0.70%        0.76%        0.78%        0.83%         0.92%
 Ratio of net investment income to average net assets               6.66%        6.78%        6.85%        6.68%         7.75%
 Portfolio turnover rate                                           10.25%        7.50%       13.97%       39.02%        49.71%

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.

Franklin Government Securities Trust


Report of Independent Auditors

To the Shareholders and Board of Trustees of Franklin Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Franklin Government Securities Trust including the statement of investments in securities and net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Government Securities Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
February 4, 1997


Franklin Government Securities Trust


Objective
The investment objective of the Franklin Government Securities Trust (the Trust) is to earn high current income from obligations of the U.S. government, its agencies or instrumentalities.

Market Summary
Throughout 1996, U.S. economic growth remained positive, albeit at an unsteady pace. This contrasted with much speculation at the end of 1995 that the economy would slip into recession, which helped push the yield on the 30-year U.S. Treasury bond below the 6% level by the end of that year. Meanwhile, the Republican-led Congress and the Democratic-led White House, squared off on several spending bills and the balanced budget issue. Bond market participants were optimistic that meaningful spending cuts and a significant balanced budget deal could be made. The strong debate in Washington led to several temporary shutdowns of the U.S. government and threatened a technical default of U.S. Treasury securities. In the end, no balanced budget deal was reached and no default occurred.

As 1996 progressed, consistent employment growth, strong incomes, and rising financial asset values enabled consumer spending to rebound late in the first quarter and into the second quarter. According to Bloomberg Financial Markets, first quarter 1996 GDP grew at an annualized rate of 2.2%, while second quarter 1996 GDP growth was approximately 4.7%. This increase heightened inflation expectations and bond yields commensurately. As the third quarter ended, the unemployment rate remained near a cyclical low, causing speculation among many bond investors that further economic growth would push up labor costs, which would eventually be passed on to consumers in the form of higher prices. Consumers, meanwhile, spent less in the third quarter then they had earlier in the year.

As a result, third quarter GDP growth fell to an annualized rate of 2.1%, while "real" final sales posted an increase of only 0.4%. This allowed interest rates to move lower during the first part of the fourth quarter, as inflation expectations declined. Rebounding economic activity however, pushed interest rates higher in December.

Stable inflation rates, consumer credit problems, and lower-than-expected economic growth from major U.S. trading partners such as Germany, Japan, and Mexico helped to keep a cap on interest rates during most of 1996, as investors speculated about the future direction of the Federal Reserve's actions. The yield of 10-year U.S. Treasury securities rose during the third quarter before moving lower in the fourth quarter, and for the year, the Federal Reserve did not raise short-term interest rates. In August, Chairman Alan Greenspan testified before Congress that the Federal Reserve expected economic growth to slow in the second half of 1996, raising hopes of achieving an economic "soft landing" without raising rates. At this time, it appears that this objective has been achieved.

Strategy
During the reporting period, we made several purchases across several coupon and program sectors in the GNMA market. We also reduced our premium coupon holdings. We have employed a consistent, disciplined, and conservative investment approach. This approach, which utilized low portfolio turnover, also added value to the Trust by reducing unnecessary transactions costs, which are ultimately borne by shareholders. In addition, the mortgage market became increasingly divided into subsets based on the "seasoning" or aging of the underlying mortgage pools. Since these pools have varying degrees of risk exposure to interest rate movements and housing cycles, they exhibit differing prepayment patterns. The emergence of these subsets has broadened the GNMA market and provided us with increased opportunities to add quality securities to the Trust.

Performance
With interest rates on the rise for much of the reporting period, U.S. mortgage securities performed well in terms of total return in comparison to other government bonds. The lower prepayment risk of the securities attracted more investors to the market. For the one-year period ended December 31, 1996, accumulation units, based on the performance of the Trust, showed a total return of 4.07%. The following chart compares the Trust's performance with that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index
(CPI), a commonly used measure of inflation. Since its inception, the Trust has closely followed the Lehman Brothers Intermediate U.S. Government Bond Index, despite the inherent performance advantages an unmanaged index enjoys. For instance, the index is not subject to any management fees, while the Trust's total return takes these fees into account. Of course, one cannot invest directly in an index, and past performance does not guarantee future results. The graph also illustrates that the Trust's total return has far outpaced the CPI, keeping your purchasing power well-ahead of inflation - a primary goal of any investment.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Average Annual Total Returns2

Periods Ended December 31, 1996

1-Year                          4.07%
5-Year                          6.43%
Since Inception (2/15/89)       8.49%



Outlook
Going forward, it appears that moderate economic growth should continue, with inflation remaining low. This scenario already appears to be priced into the bond market. Several concerns face this market in 1997, including continued reform of entitlement programs and its impact on the federal budget. Also, any resumption of strong growth in Europe and Asia may put pressure on the dollar versus foreign currencies, which would affect interest rates negatively. We expect that the Trust's securities should perform well if the economy maintains its moderate growth pattern. With the current economic outlook, GNMA pass-through securities should remain attractive for investors, as their higher yields versus comparable government bonds can help compensate for the risk of prepayments. Regardless of market activity, we will work to position the Trust to take advantage of relative value opportunities. We appreciate your investment in the Franklin Government Securities Trust and look forward to serving your investment needs in the months and years ahead.

1. Performance assumes an initial $10,000 investment from the Trust's inception (2/15/89), reinvestment of dividends and/or capital gains, and includes the deduction of Trust expenses. It does not include the deduction of Account C mortality and expense risk charges, annual maintenance fees, and deferred sales charges. The unmanaged Lehman Brothers Intermediate Government Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment, but does not take into account any deductions for transaction costs and other expenses. 2. Average annual total return calculations represent the average annual change in value of an investment over the specified periods, assuming reinvestment of dividends and/or capital gains. Returns do not include the deduction of Account mortality and expense risk charges, annual maintenance fees and deferred sales charges. With such charges and fees, average annual total returns would be lower. Investment return and principal value fluctuate, so that your accumulation units when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.





APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph is a total return index comparison of a $10,000 investment in the Franklin Government Securities Trust compared to the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 2/15/89 to 12/31/96.

Date      Franklin         Lehman Brothers     Consumer
          Government       Intermediate        Price
          Securities Trust Government          Index
                           Bond Index
2/15/89    $10,000          $10,000             $10,000
2/28/89    $10,030          $9,984              $10,016
3/31/89    $10,100          $10,025             $10,074
4/30/89    $10,160          $10,226             $10,140
5/31/89    $10,240          $10,428             $10,197
6/30/89    $10,310          $10,691             $10,222
7/31/89    $10,480          $10,910             $10,246
8/31/89    $10,410          $10,770             $10,263
9/30/89    $10,480          $10,820             $10,296
10/31/89   $10,720          $11,050             $10,345
11/30/89   $10,820          $11,155             $10,370
12/31/89   $10,890          $11,186             $10,387
1/31/90    $10,810          $11,114             $10,494
2/28/90    $10,870          $11,155             $10,543
3/31/90    $10,887          $11,170             $10,601
4/30/90    $10,785          $11,131             $10,618
5/31/90    $11,102          $11,376             $10,642
6/30/90    $11,276          $11,528             $10,700
7/31/90    $11,471          $11,688             $10,740
8/31/90    $11,368          $11,640             $10,839
9/30/90    $11,461          $11,730             $10,930
10/31/90   $11,594          $11,866             $10,996
11/30/90   $11,829          $12,046             $11,020
12/31/90   $12,003          $12,212             $11,020
1/31/91    $12,167          $12,336             $11,086
2/28/91    $12,259          $12,435             $11,103
3/31/91    $12,341          $12,519             $11,119
4/30/91    $12,464          $12,656             $11,136
5/31/91    $12,567          $12,733             $11,169
6/30/91    $12,593          $12,742             $11,202
7/31/91    $12,796          $12,885             $11,219
8/31/91    $13,032          $13,131             $11,251
9/30/91    $13,256          $13,357             $11,301
10/31/91   $13,449          $13,509             $11,318
11/30/91   $13,523          $13,664             $11,350
12/31/91   $13,908          $13,998             $11,358
1/31/92    $13,684          $13,870             $11,375
2/29/92    $13,833          $13,924             $11,416
3/31/92    $13,759          $13,870             $11,475
4/30/92    $13,876          $13,992             $11,491
5/31/92    $14,143          $14,209             $11,507
6/30/92    $14,364          $14,419             $11,548
7/31/92    $14,567          $14,706             $11,572
8/31/92    $14,759          $14,853             $11,605
9/30/92    $14,883          $15,055             $11,637
10/31/92   $14,702          $14,859             $11,678
11/30/92   $14,759          $14,803             $11,694
12/31/92   $14,973          $15,001             $11,686
1/31/93    $15,244          $15,292             $11,744
2/28/93    $15,425          $15,534             $11,785
3/31/93    $15,481          $15,596             $11,826
4/30/93    $15,538          $15,721             $11,859
5/31/93    $15,628          $15,686             $11,876
6/30/93    $15,843          $15,933             $11,892
7/31/93    $15,940          $15,971             $11,892
8/31/93    $16,049          $16,225             $11,926
9/30/93    $16,024          $16,291             $11,951
10/31/93   $16,109          $16,335             $12,000
11/30/93   $15,940          $16,244             $12,008
12/31/93   $16,109          $16,319             $12,008
1/31/94    $16,279          $16,500             $12,040
2/28/94    $16,061          $16,255             $12,081
3/31/94    $15,504          $15,987             $12,122
4/30/94    $15,370          $15,879             $12,139
5/31/94    $15,419          $15,890             $12,148
6/30/94    $15,324          $15,891             $12,189
7/31/94    $15,672          $16,120             $12,222
8/31/94    $15,684          $16,170             $12,271
9/30/94    $15,401          $16,021             $12,304
10/31/94   $15,324          $16,020             $12,313
11/30/94   $15,311          $15,948             $12,329
12/31/94   $15,504          $16,003             $12,329
1/31/95    $15,852          $16,272             $12,378
2/28/95    $16,276          $16,609             $12,428
3/31/95    $16,341          $16,704             $12,469
4/30/95    $16,572          $16,911             $12,510
5/31/95    $17,177          $17,422             $12,535
6/30/95    $17,278          $17,538             $12,560
7/31/95    $17,264          $17,540             $12,560
8/31/95    $17,469          $17,700             $12,592
9/30/95    $17,647          $17,827             $12,618
10/31/95   $17,825          $18,025             $12,659
11/30/95   $18,016          $18,261             $12,650
12/31/95   $18,248          $18,453             $12,642
1/31/96    $18,358          $18,612             $12,716
2/28/96    $18,153          $18,394             $12,757
3/31/96    $18,030          $18,300             $12,823
4/30/96    $17,948          $18,236             $12,873
5/31/96    $17,866          $18,221             $12,898
6/30/96    $18,082          $18,415             $12,905
7/31/96    $18,082          $18,415             $12,905
8/31/96    $18,140          $18,470             $12,930
9/30/96    $18,125          $18,485             $12,954
10/31/96   $18,443          $18,742             $12,996
11/39/96   $18,818          $19,073             $13,037
12/31/96   $19,150          $19,325             $13,062